Exhibit 99.1
CINEMARK HOLDINGS, INC. ANNOUNCES THE SALE OF SHARES BY MADISON
DEARBORN CAPITAL PARTNERS IV, L.P.
PLANO, Texas, November 8, 2010 — Cinemark Holdings, Inc. (“Cinemark”) (NYSE: CNK) today announced that it is filing a prospectus supplement to its existing shelf registration statement with the U.S. Securities and Exchange Commission relating to an underwritten public offering by Madison Dearborn Capital Partners IV, L.P. of 10,000,000 shares of its common stock. Upon completion of the offering, Madison Dearborn Capital Partners IV, L.P. will own approximately 23% of Cinemark’s common stock. The underwriter has a 30-day option to purchase up to an additional 1,500,000 shares of Cinemark’s common stock from Madison Dearborn Capital Partners IV, L.P. to cover overallotments, if any. If the additional 1,500,000 shares are purchased, Madison Dearborn Capital Partners IV, L.P. will own approximately 21% of Cinemark’s common stock. Cinemark will not receive any proceeds from this sale of its common stock.
Barclays Capital is the underwriter of the offering. The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Interested persons may obtain copies of the prospectus and related prospectus supplement from Barclays Capital, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (888) 603-5847 or email Barclaysprospectus@broadridge.com. A copy of the prospectus supplement and accompanying base prospectus may also be obtained at no charge at the U.S. Securities and Exchange Commission’s website, at www.sec.gov.
The shelf registration statement relating to the foregoing has previously been filed with, and declared effective by, the U.S. Securities and Exchange Commission. This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of Cinemark’s common stock or any other securities, nor will there be any sale of the shares of Cinemark’s common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Cinemark Holdings, Inc.
Cinemark is a leading domestic and international motion picture exhibitor, operating 428 theatres with 4,938 screens in 39 U.S. states, one Canadian province, Brazil, Mexico and 11 other Latin American countries as of September 30, 2010. For more information go to www.cinemark.com.
Contacts:
Robert Copple — 972/665-1500
Robert Rinderman — Jaffoni & Collins — 212/835-8500 or CNK@jcir.com
Additional Information for Investors
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” include our current expectations, assumptions, estimates and projections about our business and our industry. They include statements relating to future revenues, expenses and profitability, the future development and expected growth of our business, projected capital expenditures, attendance at movies generally or in any of the markets in which we operate, the number or diversity of popular movies released and our ability to successfully license and exhibit popular films, national and international growth in our industry, competition from other exhibitors and alternative forms of entertainment and determinations in lawsuits in which we are defendants. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in Cinemark’s Annual Report on Form 10-K filed March 10, 2010 and quarterly reports on Form 10-Q. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.